Exhibit 99.2

American Financial Group, Inc.
Investor Supplement - Third Quarter 2020
October 28, 2020
American Financial Group, Inc. Corporate Headquarters Great American Insurance Group Tower 301 E Fourth Street Cincinnati, OH 45202 513 579 6739

American Financial Group, Inc. Table of Contents - Investor Supplement - Third Quarter 2020

Appendix
A.	Components of Core Operating Earnings As Reported	32
B.	Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2020	33
C.	Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2019	34
D.	Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2020	35
E.	Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2019	36
F.	Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2020	37
G.	Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2019	38
H.	Real Estate-Related Investments 9/30/2020	39
I.	Real Estate-Related Investments 12/31/2019	40

American Financial Group, Inc. Financial Highlights (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Highlights
Net earnings (loss)	$164	$177	$(301)	$211	$147	$40	$686
Core net operating earnings	217	95	171	203	205	483	581
Core net operating earnings before alternative investments marked to market	163	139	178	173	166	480	474
Total assets	73,110	70,867	67,643	70,130	69,067	73,110	69,067
Adjusted shareholders’ equity (a)	5,087	5,049	4,987	5,390	5,376	5,087	5,376
Property and Casualty net written premiums	1,488	1,123	1,165	1,313	1,618	3,776	4,029
Gross Annuity statutory premiums	871	687	1,210	1,139	1,077	2,768	3,821
Net Annuity statutory premiums	703	609	1,210	1,139	1,077	2,522	3,821

Per share data
Diluted earnings (loss) per share	$1.86	$1.97	$(3.34)	$2.31	$1.62	$0.45	$7.55
Core net operating earnings per share	2.45	1.05	1.88	2.22	2.25	5.37	6.39
Core net operating earnings per share before alternative investments marked to market	1.84	1.53	1.96	1.90	1.82	5.34	5.21
Adjusted book value per share (a)	58.29	56.95	55.52	59.70	59.65	58.29	59.65

Cash dividends per common share	0.4500	0.4500	0.4500	2.2500	0.4000	1.3500	2.7000

Financial ratios
Annualized return on equity (b)	12.9%	14.1%	(23.1%)	15.6%	11.0%	1.0%	17.6%
Annualized core operating return on equity (b)	17.1%	7.5%	13.2%	15.0%	15.3%	12.5%	14.9%

Property and Casualty combined ratio - Specialty:
Loss & LAE ratio	63.8%	62.6%	58.5%	63.2%	63.1%	61.8%	60.9%
Underwriting expense ratio	28.3%	32.6%	33.7%	30.3%	30.9%	31.4%	32.9%

Combined ratio - Specialty	92.1%	95.2%	92.2%	93.5%	94.0%	93.2%	93.8%

Net interest spread on fixed annuities - before alternative investments marked to market	1.51%	1.60%	1.59%	1.71%	1.65%	1.57%	1.68%
Alternative investments marked to market	0.45%	(0.36%)	(0.06%)	0.23%	0.28%	0.01%	0.31%

Net interest spread on fixed annuities - including alternative investments marked to market	1.96%	1.24%	1.53%	1.94%	1.93%	1.58%	1.99%

Net spread earned on fixed annuities:
Core operating - before alternative investments marked to market	0.80%	0.80%	0.81%	0.87%	0.80%	0.81%	0.79%
Alternative investments marked to market, net of DAC	0.39%	(0.41%)	(0.12%)	0.20%	0.26%	(0.05%)	0.29%

Core operating	1.19%	0.39%	0.69%	1.07%	1.06%	0.76%	1.08%

(a)	Excludes unrealized gains related to fixed maturity investments, a reconciliation to the GAAP measure is on page 21.
(b)	Excludes accumulated other comprehensive income.

American Financial Group, Inc. Summary of Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Property and Casualty Insurance
Underwriting profit	$103	$52	$88	$88	$72	$243	$218
Net investment income	111	72	99	120	124	282	352
Other expense	(9)	(8)	(6)	(9)	(2)	(23)	(16)

Property and Casualty Insurance operating earnings	205	116	181	199	194	502	554

Annuity operating earnings	121	42	67	104	100	230	294
Interest expense of parent holding companies	(24)	(23)	(17)	(18)	(17)	(64)	(50)
Other expense	(28)	(20)	(20)	(32)	(22)	(68)	(74)

Pretax core operating earnings	274	115	211	253	255	600	724

Income tax expense	57	20	40	50	50	117	143

Core net operating earnings	217	95	171	203	205	483	581

Non-core items, net of tax:
Realized gains (losses) on securities	35	161	(435)	51	(14)	(239)	176
Annuity non-core earnings (losses)	(34)	(47)	(30)	19	(21)	(111)	(48)
Special A&E charges:
Property and Casualty Insurance run-off operations	(37)	—	—	—	(14)	(37)	(14)
Former Railroad and Manufacturing operations	(17)	—	—	—	(9)	(17)	(9)
Neon exited lines	3	(32)	(7)	(58)	—	(36)	—
Other non-core items	(3)	—	—	(4)	—	(3)	—

Net earnings (loss)	$164	$177	$(301)	$211	$147	$40	$686

American Financial Group, Inc. Earnings Per Share Summary (in millions, except per share information)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Core net operating earnings	$217	$95	$171	$203	$205	$483	$581

Net earnings (loss)	$164	$177	$(301)	$211	$147	$40	$686

Average number of diluted shares - core	88.546	89.997	91.138	91.274	91.137	89.889	90.940
Average number of diluted shares - net	88.546	89.997	90.295	91.274	91.137	89.889	90.940

Diluted earnings per share:
Core net operating earnings per share	$2.45	$1.05	$1.88	$2.22	$2.25	$5.37	$6.39

Realized gains (losses) on securities	0.40	1.80	(4.81)	0.56	(0.15)	(2.64)	1.93
Annuity non-core earnings (losses)	(0.38)	(0.52)	(0.34)	0.21	(0.23)	(1.23)	(0.52)
Special A&E charges:
Property and Casualty Insurance run-off operations	(0.42)	—	—	—	(0.15)	(0.42)	(0.15)
Former Railroad and Manufacturing operations	(0.19)	—	—	—	(0.10)	(0.19)	(0.10)
Neon exited lines	0.03	(0.36)	(0.07)	(0.64)	—	(0.41)	—
Other non-core items	(0.03)	—	—	(0.04)	—	(0.03)	—

Diluted earnings (loss) per share	$1.86	$1.97	$(3.34)	$2.31	$1.62	$0.45	$7.55

American Financial Group, Inc. Property and Casualty Insurance — Summary Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Property and Transportation	$47	$33	$27	$(2)	$38	$107	$81
Specialty Casualty	53	27	52	69	23	132	106
Specialty Financial	13	—	17	32	26	30	60
Other Specialty	(9)	(6)	(7)	(10)	1	(22)	(11)

Underwriting profit — Specialty	104	54	89	89	88	247	236

Other core charges, included in loss and LAE	(1)	(2)	(1)	(1)	(16)	(4)	(18)

Underwriting profit — Core	103	52	88	88	72	243	218

Special A&E charges, included in loss and LAE	(47)	—	—	—	(18)	(47)	(18)
Neon exited lines (a)	(38)	(43)	(1)	(76)	—	(82)	—

Underwriting profit (loss) —Property and Casualty Insurance	$18	$9	$87	$12	$54	$114	$200

Included in results above:
COVID-19 related losses	$—	$105	$10	$—	$—	$115	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$5	$—	$—	$1	$—	$5	$—
Catastrophe loss	52	26	9	14	22	87	46

Total current accident year catastrophe losses	$57	$26	$9	$15	$22	$92	$46

Prior year loss reserve development (favorable) / adverse	$—	$(77)	$(42)	$(45)	$(12)	$(119)	$(98)

Combined ratio:
Property and Transportation	91.9%	91.7%	92.9%	100.4%	93.5%	92.1%	93.8%
Specialty Casualty	90.7%	94.9%	90.7%	89.7%	96.5%	92.1%	94.5%
Specialty Financial	91.6%	100.4%	89.1%	79.6%	83.7%	93.5%	86.8%
Other Specialty	115.6%	114.2%	117.7%	122.5%	98.5%	115.7%	110.2%
Combined ratio — Specialty	92.1%	95.2%	92.2%	93.5%	94.0%	93.2%	93.8%

Other core charges	0.1%	0.2%	0.1%	0.1%	1.1%	0.1%	0.5%
Neon exited lines charge	3.1%	3.8%	0.5%	5.5%	0.0%	2.4%	0.0%
Special A&E charges	3.5%	0.0%	0.0%	0.0%	1.2%	1.3%	0.4%

Combined ratio	98.8%	99.2%	92.8%	99.1%	96.3%	97.0%	94.7%

P&C combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	95.0%	94.8%	94.6%	101.4%	95.5%	94.8%	96.1%

Loss and LAE components — property and casualty insurance
Current accident year, excluding COVID-19 related and catastrophe losses	66.0%	60.7%	60.3%	68.9%	64.6%	62.5%	63.2%
COVID-19 related losses	0.0%	8.8%	0.8%	0.0%	0.0%	3.0%	0.0%
Current accident year catastrophe losses	3.8%	2.1%	0.8%	1.0%	1.6%	2.3%	1.2%
Prior accident year loss reserve development	0.0%	(6.5%)	(3.4%)	(3.3%)	(0.8%)	(3.1%)	(2.6%)

Loss and LAE ratio	69.8%	65.1%	58.5%	66.6%	65.4%	64.7%	61.8%

(a)

AFG recorded $70 million in non-core losses related to the runoff of Neon in the third quarter of 2020, which included an estimated $30 million expected loss on the sale of the business. In conjunction with the sale, AFG recognized a tax benefit of $73 million, resulting in a net favorable $3 million ($0.03 per share) non-core, after-tax impact from Neon exited lines in the third quarter of 2020.

American Financial Group, Inc. Specialty — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Gross written premiums	$2,223	$1,539	$1,526	$1,749	$2,351	$5,288	$5,550
Ceded reinsurance premiums	(735)	(416)	(361)	(436)	(733)	(1,512)	(1,521)

Net written premiums	1,488	1,123	1,165	1,313	1,618	3,776	4,029
Change in unearned premiums	(149)	—	(27)	57	(176)	(176)	(214)

Net earned premiums	1,339	1,123	1,138	1,370	1,442	3,600	3,815

Loss and LAE	855	703	666	865	910	2,224	2,323
Underwriting expense	380	366	383	416	444	1,129	1,256

Underwriting profit	$104	$54	$89	$89	$88	$247	$236

Included in results above:
COVID-19 related losses	$—	$85	$10	$—	$—	$95	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$5	$—	$—	$1	$—	$5	$—
Catastrophe loss	36	26	9	14	22	71	46

Total current accident year catastrophe losses	$41	$26	$9	$15	$22	$76	$46

Prior year loss reserve development (favorable) / adverse	$(48)	$(85)	$(48)	$(53)	$(46)	$(181)	$(134)

Combined ratio:
Loss and LAE ratio	63.8%	62.6%	58.5%	63.2%	63.1%	61.8%	60.9%
Underwriting expense ratio	28.3%	32.6%	33.7%	30.3%	30.9%	31.4%	32.9%

Combined ratio	92.1%	95.2%	92.2%	93.5%	94.0%	93.2%	93.8%

Specialty combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	93.1%	92.9%	94.7%	96.3%	95.5%	93.6%	96.1%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	64.8%	60.3%	61.0%	66.0%	64.6%	62.2%	63.2%
COVID-19 related losses	0.0%	7.6%	0.9%	0.0%	0.0%	2.6%	0.0%
Current accident year catastrophe losses	2.7%	2.3%	0.8%	1.0%	1.6%	2.0%	1.2%
Prior accident year loss reserve development	(3.7%)	(7.6%)	(4.2%)	(3.8%)	(3.1%)	(5.0%)	(3.5%)

Loss and LAE ratio	63.8%	62.6%	58.5%	63.2%	63.1%	61.8%	60.9%

American Financial Group, Inc. Property and Transportation — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Gross written premiums	$1,061	$611	$494	$628	$1,113	$2,166	$2,131
Ceded reinsurance premiums	(426)	(185)	(108)	(179)	(452)	(719)	(704)

Net written premiums	635	426	386	449	661	1,447	1,427
Change in unearned premiums	(61)	(36)	—	56	(78)	(97)	(104)

Net earned premiums	574	390	386	505	583	1,350	1,323

Loss and LAE	403	239	237	392	421	879	905
Underwriting expense	124	118	122	115	124	364	337

Underwriting profit	$47	$33	$27	$(2)	$38	$107	$81

Included in results above:
COVID-19 related losses	$1	$3	$3	$—	$—	$7	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	18	15	8	7	8	41	25

Total current accident year catastrophe losses	$18	$15	$8	$7	$8	$41	$25

Prior year loss reserve development (favorable) / adverse	$(26)	$(28)	$(24)	$(18)	$(17)	$(78)	$(49)

Combined ratio:
Loss and LAE ratio	70.1%	61.3%	61.4%	77.8%	72.1%	65.1%	68.3%
Underwriting expense ratio	21.8%	30.4%	31.5%	22.6%	21.4%	27.0%	25.5%

Combined ratio	91.9%	91.7%	92.9%	100.4%	93.5%	92.1%	93.8%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	93.2%	94.3%	96.2%	102.5%	94.9%	94.4%	95.6%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	71.4%	63.9%	64.7%	79.9%	73.5%	67.4%	70.1%
COVID-19 related losses	0.1%	0.8%	0.6%	0.0%	0.0%	0.5%	0.0%
Current accident year catastrophe losses	3.1%	3.8%	2.2%	1.4%	1.4%	3.0%	1.9%
Prior accident year loss reserve development	(4.5%)	(7.2%)	(6.1%)	(3.5%)	(2.8%)	(5.8%)	(3.7%)

Loss and LAE ratio	70.1%	61.3%	61.4%	77.8%	72.1%	65.1%	68.3%

American Financial Group, Inc. Specialty Casualty — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Gross written premiums	$978	$752	$849	$929	$1,031	$2,579	$2,839
Ceded reinsurance premiums	(336)	(241)	(263)	(260)	(287)	(840)	(807)

Net written premiums	642	511	586	669	744	1,739	2,032
Change in unearned premiums	(82)	36	(30)	7	(86)	(76)	(111)

Net earned premiums	560	547	556	676	658	1,663	1,921

Loss and LAE	352	367	340	402	416	1,059	1,184
Underwriting expense	155	153	164	205	219	472	631

Underwriting profit	$53	$27	$52	$69	$23	$132	$106

Included in results above:

COVID-19 related losses	(1)	$52	$7	$—	$—	$58	$—
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$5	$—	$—	$1	$—	$5	$—
Catastrophe loss	3	6	—	5	10	9	12

Total current accident year catastrophe losses	$8	$6	$—	$6	$10	$14	$12

Prior year loss reserve development (favorable) / adverse	$(16)	$(51)	$(24)	$(25)	$(19)	$(91)	$(63)

Combined ratio:
Loss and LAE ratio	62.9%	67.1%	61.1%	59.4%	63.1%	63.7%	61.6%
Underwriting expense ratio	27.8%	27.8%	29.6%	30.3%	33.4%	28.4%	32.9%

Combined ratio	90.7%	94.9%	90.7%	89.7%	96.5%	92.1%	94.5%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	92.9%	93.8%	93.6%	92.7%	97.8%	93.5%	97.1%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	65.1%	66.0%	64.0%	62.4%	64.4%	65.1%	64.2%
COVID-19 related losses	(0.1%)	9.5%	1.3%	0.0%	0.0%	3.5%	0.0%
Current accident year catastrophe losses	0.8%	0.9%	0.0%	0.8%	1.6%	0.6%	0.6%
Prior accident year loss reserve development	(2.9%)	(9.3%)	(4.2%)	(3.8%)	(2.9%)	(5.5%)	(3.2%)

Loss and LAE ratio	62.9%	67.1%	61.1%	59.4%	63.1%	63.7%	61.6%

American Financial Group, Inc. Specialty Financial — Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Gross written premiums	$184	$176	$183	$192	$207	$543	$580
Ceded reinsurance premiums	(31)	(37)	(34)	(36)	(40)	(102)	(119)

Net written premiums	153	139	149	156	167	441	461
Change in unearned premiums	2	5	7	(4)	(6)	14	(3)

Net earned premiums	155	144	156	152	161	455	458

Loss and LAE	62	65	59	40	47	186	152
Underwriting expense	80	79	80	80	88	239	246

Underwriting profit	$13	$—	$17	$32	$26	$30	$60

Included in results above:
COVID-19 related losses	$(1)	$30	$—	$—	$—	$29	$—

Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	13	5	1	2	3	19	8

Total current accident year catastrophe losses	$13	$5	$1	$2	$3	$19	$8

Prior year loss reserve development (favorable) / adverse	$(9)	$(11)	$(2)	$(14)	$(9)	$(22)	$(24)

Combined ratio:
Loss and LAE ratio	39.9%	44.9%	38.0%	26.1%	29.7%	40.8%	33.3%
Underwriting expense ratio	51.7%	55.5%	51.1%	53.5%	54.0%	52.7%	53.5%

Combined ratio	91.6%	100.4%	89.1%	79.6%	83.7%	93.5%	86.8%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	89.5%	83.7%	89.5%	87.7%	87.2%	87.6%	90.3%

Loss and LAE components:
Current accident year, excluding COVID-19 related and catastrophe losses	37.8%	28.2%	38.4%	34.2%	33.2%	34.9%	36.8%
COVID-19 related losses	(0.8%)	21.1%	0.1%	0.0%	0.0%	6.4%	0.0%
Current accident year catastrophe losses	8.6%	3.6%	0.6%	1.1%	2.0%	4.3%	1.8%
Prior accident year loss reserve development	(5.7%)	(8.0%)	(1.1%)	(9.2%)	(5.5%)	(4.8%)	(5.3%)

Loss and LAE ratio	39.9%	44.9%	38.0%	26.1%	29.7%	40.8%	33.3%

American Financial Group, Inc. Other Specialty - Underwriting Results (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Gross written premiums	$—	$—	$—	$—	$—	$—	$—
Ceded reinsurance premiums	58	47	44	39	46	149	109

Net written premiums	58	47	44	39	46	149	109
Change in unearned premiums	(8)	(5)	(4)	(2)	(6)	(17)	4

Net earned premiums	50	42	40	37	40	132	113

Loss and LAE	38	32	30	31	26	100	82
Underwriting expense	21	16	17	16	13	54	42

Underwriting profit (loss)	$(9)	$(6)	$(7)	$(10)	$1	$(22)	$(11)

Included in results above:
COVID-19 related losses	$1	$—	$—	$—	$—	$1	$—
Current accident year catastrophe losses:
Catastrophe reinstatement premium	$—	$—	$—	$—	$—	$—	$—
Catastrophe loss	2	—	—	—	1	2	1

Total current accident year catastrophe losses	$2	$—	$—	$—	$1	$2	$1

Prior year loss reserve development (favorable) / adverse	$3	$5	$2	$4	$(1)	$10	$2

Combined ratio:
Loss and LAE ratio	78.6%	76.9%	73.9%	83.5%	64.0%	76.6%	72.7%
Underwriting expense ratio	37.0%	37.3%	43.8%	39.0%	34.5%	39.1%	37.5%

Combined ratio	115.6%	114.2%	117.7%	122.5%	98.5%	115.7%	110.2%

Combined ratio excl. COVID-19 related losses, catastrophe losses, and prior year loss reserve development	107.8%	100.3%	113.4%	113.4%	99.0%	107.0%	107.3%

American Financial Group, Inc. Annuity Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Net investment income	$418	$421	$428	$435	$421	$1,267	$1,247
Alternative investments marked to market through core operating earnings	46	(37)	(6)	23	27	3	87
Guaranteed withdrawal benefit fees	18	17	17	17	17	52	50
Policy charges and other miscellaneous income (a)	17	13	18	13	14	48	39

Total revenues	499	414	457	488	479	1,370	1,423

Annuity benefits (a)	282	274	287	285	280	843	822
Acquisition expenses	64	62	71	65	64	197	191
Other expenses	32	36	32	34	35	100	105

Total costs and expenses	378	372	390	384	379	1,140	1,118

Pretax Annuity core operating earnings	$121	$42	$67	$104	$100	$230	$305

Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings - as reported	$121	$42	$67	$104	$100	$230	$294

Components of Pretax Annuity Core Operating Earnings

Pretax annuity core operating earnings before items below	$81	$84	$79	$84	$75	$244	$225
Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax annuity core operating earnings before alternative investments marked to market	81	84	79	84	75	244	214

Alternative investments marked to market, net of DAC	40	(42)	(12)	20	25	(14)	80
Pretax Annuity core operating earnings - as reported	$121	$42	$67	$104	$100	$230	$294

(a)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(b)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12a

American Financial Group, Inc. Annuity Earnings - Alternative View ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Net investment income (excluding alternative investments marked to market)	$416	$418	$426	$433	$419	$1,260	$1,240
Guaranteed withdrawal benefit fees	18	17	17	17	17	52	50
Policy charges and other miscellaneous income (a)	14	12	15	10	11	41	31

Total revenues	448	447	458	460	447	1,353	1,321

Annuity benefits (a)	281	273	285	284	278	839	817
Acquisition expenses (excluding alternative investments marked to market)	57	57	61	61	60	175	179
Other expenses	31	35	32	33	34	98	103

Total costs and expenses	369	365	378	378	372	1,112	1,099

Pretax Annuity core operating earnings (excluding variable annuity earnings and alternative investments marked to market)	79	82	80	82	75	241	222

Variable annuity earnings	2	2	(1)	2	—	3	3

Pretax Annuity core operating earnings (excluding alternative investments marked to market)	81	84	79	84	75	244	225

Alternative investments marked to market, net of DAC	40	(42)	(12)	20	25	(14)	80

Pretax annuity core operating earnings	121	42	67	104	100	230	305

Other amounts previously reported as core operating, net (b)	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings - as reported	$121	$42	$67	$104	$100	$230	$294

(a)

Gains received on options in excess of index credits to policyholder are recorded through annuity benefits for GAAP. For the investor supplement presentation, these gains are shown in policy charges and other miscellaneous income.

(b)	“Other” primarily reflects (1) the impact of fair value accounting, (2) the impact of changes in the stock market on the liability for guaranteed benefits and DAC, and (3) unlocking.

Page 12b

American Financial Group, Inc. Detail of Annuity Benefits Expense ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Detail of annuity benefits expense:
Cost of funds:
Amortization of options (a)	$148	$148	$150	$150	$149	$446	$436
Traditional fixed annuities	64	64	63	62	62	191	182
Fixed component of fixed-indexed annuities	26	26	25	25	24	77	69
Immediate annuities	5	6	6	6	6	17	18
Pension risk transfer	5	4	4	3	2	13	4
Federal Home Loan Bank	1	3	5	6	7	9	21

Total cost of funds	249	251	253	252	250	753	730

Guaranteed withdrawal benefit reserve	26	17	25	24	21	68	60
Amortization of sales inducements	2	2	2	3	3	6	11
Change in expected death and annuitization reserve and other	5	4	7	6	6	16	21

Total other annuity benefits	33	23	34	33	30	90	92

Total annuity benefits expense	$282	$274	$287	$285	$280	$843	$822

(a) Amortization of options, net of DAC and reserve offsets:

Amortization of options	$148	$148	$150	$150	$149	$446	$436
DAC and reserve offsets	(76)	(77)	(77)	(77)	(74)	(230)	(220)

Amortization of options, net of DAC and reserve offsets	$72	$71	$73	$73	$75	$216	$216

American Financial Group, Inc. Core Net Spread on Fixed Annuities ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Average fixed annuity investments (at amortized cost) (a)	$40,859	$40,570	$40,073	$39,316	$38,650	$40,501	$37,849
Average annuity benefits accumulated	41,158	40,601	40,139	39,615	38,946	40,633	38,075

Annuity benefits accumulated in excess of investments (a)	$(299)	$(31)	$(66)	$(299)	$(296)	$(132)	$(226)

As % of average annuity benefits accumulated (except as noted)
Net investment income (excluding alternative investments marked to market) (as % of investments)	4.07%	4.13%	4.25%	4.40%	4.34%	4.15%	4.37%
Cost of funds	(2.42%)	(2.47%)	(2.52%)	(2.54%)	(2.57%)	(2.47%)	(2.56%)
Other annuity benefits, net of guaranteed withdrawal benefit fees	(0.14%)	(0.06%)	(0.14%)	(0.15%)	(0.12%)	(0.11%)	(0.13%)

Core net interest spread on fixed annuities	1.51%	1.60%	1.59%	1.71%	1.65%	1.57%	1.68%

Policy charges and other miscellaneous income	0.14%	0.11%	0.15%	0.11%	0.12%	0.13%	0.11%
Acquisition expenses (excluding alternative investments marked to market)	(0.55%)	(0.56%)	(0.61%)	(0.62%)	(0.63%)	(0.57%)	(0.64%)
Other expenses	(0.30%)	(0.35%)	(0.32%)	(0.33%)	(0.34%)	(0.32%)	(0.36%)

Core net spread earned on fixed annuities (excluding alternative investments marked to market)	0.80%	0.80%	0.81%	0.87%	0.80%	0.81%	0.79%

Alternative investments marked to market, net of DAC	0.39%	(0.41%)	(0.12%)	0.20%	0.26%	(0.05%)	0.29%

Core net spread earned on fixed annuities	1.19%	0.39%	0.69%	1.07%	1.06%	0.76%	1.08%

Net spread earned on items previously reported as core operating	n/a	n/a	n/a	n/a	n/a	n/a	(0.04%)

Core net spread earned on fixed annuities - as reported	1.19%	0.39%	0.69%	1.07%	1.06%	0.76%	1.04%

Average annuity benefits accumulated	$41,158	$40,601	$40,139	$39,615	$38,946	$40,633	$38,075
Net spread earned on fixed annuities (excluding alternative investments marked to market) - core	0.80%	0.80%	0.81%	0.87%	0.80%	0.81%	0.79%

Earnings on fixed annuity benefits accumulated - core	$82	$82	$81	$85	$78	$245	$229

Annuity benefits accumulated in excess of investments	$(299)	$(31)	$(66)	$(299)	$(296)	$(132)	$(226)
Net investment income (excluding alternative investments marked to market) (as % of investments)	4.07%	4.13%	4.25%	4.40%	4.34%	4.15%	4.37%

Earnings/(loss) on annuity benefits accumulated in excess of investments	$(3)	$—	$(1)	$(3)	$(3)	$(4)	$(7)

Variable annuity earnings	2	2	(1)	2	—	3	3

Pretax Annuity core operating earnings (excluding alternative investments marked to market)	81	84	79	84	75	244	225

Alternative investments marked to market, net of DAC	40	(42)	(12)	20	25	(14)	80

Pretax Annuity core operating earnings	121	42	67	104	100	230	305

Other amounts previously reported as core operating, net	n/a	n/a	n/a	n/a	n/a	n/a	(11)

Pretax Annuity core operating earnings - as reported	$121	$42	$67	$104	$100	$230	$294

(a)	Excludes non-investment assets such as deferred acquisition costs, FIA options, accrued investment income and company owned life insurance.

American Financial Group, Inc. Statutory Annuity Premiums ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19
Financial institutions single premium annuities - indexed	$332	$258	$424	$359	$325	$1,014	$1,178
Financial institutions single premium annuities - fixed	141	98	287	270	302	526	959
Retail single premium annuities - indexed	134	138	172	170	198	444	773
Retail single premium annuities - fixed	17	31	25	25	30	73	95
Broker dealer single premium annuities - indexed	109	100	138	107	134	347	550
Broker dealer single premium annuities - fixed	3	2	17	9	9	22	23
Pension risk transfer (PRT)	99	23	103	158	39	225	99
Education market - fixed and indexed annuities	33	32	39	36	35	104	128

Subtotal fixed annuity premiums	868	682	1,205	1,134	1,072	2,755	3,805

Variable annuities	3	5	5	5	5	13	16

Total gross annuity premiums	$871	$687	$1,210	$1,139	$1,077	$2,768	$3,821

Less: Reinsurance	(168)	(78)	—	—	—	(246)	—

Total net annuity premiums	$703	$609	$1,210	$1,139	$1,077	$2,522	$3,821

Summary by Distribution Channel:
Financial institutions	$473	$356	$711	$629	$627	$1,540	$2,137
Retail	151	169	197	195	228	517	868
Broker dealer	112	102	155	116	143	369	573
Other	135	60	147	199	79	342	243

Total gross annuity premiums	$871	$687	$1,210	$1,139	$1,077	$2,768	$3,821

Less: Reinsurance	(168)	(78)	—	—	—	(246)	—

Total net annuity premiums	$703	$609	$1,210	$1,139	$1,077	$2,522	$3,821

Summary by Product Type:
Total indexed	$591	$512	$753	$655	$675	$1,856	$2,572
Total fixed	277	170	452	479	397	899	1,233
Variable	3	5	5	5	5	13	16

Total gross annuity premiums	$871	$687	$1,210	$1,139	$1,077	$2,768	$3,821

Less: Reinsurance	(168)	(78)	—	—	—	(246)	—

Total net annuity premiums	$703	$609	$1,210	$1,139	$1,077	$2,522	$3,821

American Financial Group, Inc. Fixed Annuity Benefits Accumulated (GAAP) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Beginning fixed annuity reserves	$40,942	$40,260	$40,018	$39,212	$38,680	$40,018	$36,431
Premiums	868	682	1,205	1,134	1,072	2,755	3,805
Federal Home Loan Bank (“FHLB”) advances (paydowns)	—	(40)	200	—	—	160	—
Surrenders, benefits and other withdrawals	(844)	(768)	(794)	(829)	(808)	(2,406)	(2,431)
Interest and other annuity benefit expenses:
Cost of funds	249	251	253	252	250	753	730
Embedded derivative marked to market	245	601	(647)	276	111	199	824
Unlockings	(73)	—	—	—	(75)	(73)	(75)
Other	(13)	(44)	25	(27)	(18)	(32)	(72)

Ending fixed annuity reserves	$41,374	$40,942	$40,260	$40,018	$39,212	$41,374	$39,212

Reconciliation to annuity benefits accumulated:
Ending fixed annuity reserves	$41,374	$40,942	$40,260	$40,018	$39,212	$41,374	$39,212
Impact of unrealized investment gains on reserves	394	285	38	225	269	394	269
Fixed component of variable annuities	164	165	165	163	170	164	170

Annuity benefits accumulated per balance sheet	$41,932	$41,392	$40,463	$40,406	$39,651	$41,932	$39,651

Annualized surrenders and other withdrawals as a % of beginning reserves	8.3%	7.6%	7.9%	8.5%	8.4%	8.0%	8.9%

Rider reserves included in ending fixed annuity reserves above	$801	$680	$690	$625	$611	$801	$611

Embedded Derivative liability included in ending fixed annuity reserves above	$3,657	$3,675	$3,099	$3,730	$3,469	$3,657	$3,469

American Financial Group, Inc. Guaranteed Minimum Interest Rate (“GMIR”) Analysis ($ in millions)

GMIR (a)	Pro Forma 9/30/20 (e)	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
1 - 1.99%	85%	85%	85%	84%	84%	84%	83%
2 - 2.99%	3%	3%	3%	3%	3%	3%	4%
3 - 3.99%	7%	6%	6%	7%	7%	7%	7%
4.00% and above	5%	6%	6%	6%	6%	6%	6%

Annuity Benefits Accumulated	$41,932	$41,932	$41,392	$40,463	$40,406	$39,651	$39,044

Traditional Fixed and FIA Surrender Value (b) (c)	$25,853	$31,853	$31,619	$30,934	$30,921	$30,292	$29,891

Ability to Lower Average Crediting Rates by (b) (d)	1.08%	1.10%	1.14%	1.18%	1.19%	1.20%	1.20%

Pretax earnings impact of crediting guaranteed minimums (b) (assumes net DAC impact over time = $0)	$280	$350	$360	$365	$368	$363	$359

(a)	Excludes Federal Home Loan Bank (“FHLB”) advances, immediate reserves and certain other reserves.
(b)	Excludes Annuities with Guaranteed Withdrawal Benefits, FHLB advances, immediate reserves and certain other reserves.
(c)	FIA and VIA Surrender Value include Host + Embedded Derivatives + Fixed Account values.
(d)	Weighted Average Crediting Rate less GMIR
(e)	Projected results if Block Reinsurance transaction took effect on 9/30/20

American Financial Group, Inc. Annuity Non-Core Earnings (Losses) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19
Annuity Non-Core Earnings (Losses):
Stock market impact on:
Liability for guaranteed benefits (a)	$14	$22	$(33)	$12	$2	$3	$22
DAC and sales inducements (b)	3	7	(10)	4	1	—	7
Fair Value (FV) accounting	2	9	(21)	8	1	(10)	15

Subtotal impact of changes in stock market	19	38	(64)	24	4	(7)	44
Impact of changes in interest rates on FV accounting	(17)	(100)	29	(4)	(30)	(88)	(113)
Other FIA items	1	3	(3)	4	—	1	(1)
Unlockings	(46)	—	—	—	(1)	(46)	(1)

Annuity Non-Core Earnings (Losses)	$(43)	$(59)	$(38)	$24	$(27)	$(140)	$(71)

							Q1 Core = ($11)
Reported as	Non-core	Non-core	Non-core	Non-core	Non-core	Non-core	Q2/Q3 Non-core = ($60)
Annuity Non-Core Earnings (Losses), net of taxes	$(34)	$(47)	$(30)	$19	$(21)	$(111)	$48

Annuity Non-Core Net Spread Earned:
Stock market impact on:
Liability for guaranteed benefits (a)	0.14%	0.22%	(0.33%)	0.12%	0.02%	0.01%	0.08%
DAC and sales inducements (b)	0.03%	0.07%	(0.10%)	0.04%	0.01%	0.00%	0.02%
Fair Value (FV) accounting	0.02%	0.09%	(0.21%)	0.08%	0.01%	(0.03%)	0.05%

Subtotal impact of changes in stock market	0.19%	0.38%	(0.64%)	0.24%	0.04%	(0.02%)	0.15%
Impact of changes in interest rates on FV accounting	(0.16%)	(0.99%)	0.29%	(0.04%)	(0.31%)	(0.29%)	(0.40%)
Other FIA items	0.01%	0.03%	(0.03%)	0.04%	0.00%	0.00%	0.00%
Unlockings	(0.45%)	0.00%	0.00%	0.00%	(0.01%)	(0.15%)	0.00%

Non-core net spread earned on fixed annuities	(0.41%)	(0.58%)	(0.38%)	0.24%	(0.28%)	(0.46%)	(0.25%)

							Q1 Core = (.04%)
Reported as	Non-core	Non-core	Non-core	Non-core	Non-core	Non-core	Q2/Q3 Non-core = (.21%)

(a)

Reflects the impact of changes in the stock market on AFG’s liability for fixed-indexed annuities with guaranteed benefits. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

(b)

Reflects the impact of changes in the stock market on the current and projected lifetime profitability of AFG’s annuity business. Increases in the stock market will generally have a favorable earnings impact; decreases in the stock market will generally have an unfavorable impact.

S&P 500	3,363	3,100	2,585	3,231	2,977	3,363	2,977

Average 5 and 15 year Corp A2 rates	1.83%	1.95%	3.01%	2.74%	2.71%	1.83%	2.71%

Non-core earnings sensitivities:
Incremental +/- 1% change in S&P 500			~ +/- $0mm to $2mm
Incremental +/- 10bps change in interest rates (Assumes parallel shift in rates (primarily Corporate A2 rates))			~ +/- $6mm to $8mm

American Financial Group, Inc. Reconciliation from Core to GAAP Annuity Pretax Earnings ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19
Annuity Earnings

Core annuity operating earnings - as reported (see page 12a)	$121	$42	$67	$104	$100	$230	$294
Annuity non-core earnings (losses)	(43)	(59)	(38)	24	(27)	(140)	(60)

Earnings before income taxes - GAAP	$78	$(17)	$29	$128	$73	$90	$234

Policy Charges and Other Miscellaneous Income

Policy charges and other miscellaneous income (see page 12a)	$17	$13	$18	$13	$14	$48	$39
Annuity non-core policy charges and other miscellaneous income	(5)	—	—	—	1	(5)	1

Policy Charges and Other Miscellaneous Income - GAAP	$12	$13	$18	$13	$15	$43	$40

Annuity Benefit Expense

Annuity benefits expense (see page 13)	$282	$274	$287	$285	$280	$843	$822
Annuity non-core annuity benefits	(69)	157	(3)	(30)	(26)	85	86

Annuity Benefit Expense - GAAP	$213	$431	$284	$255	$254	$928	$908

Acquisition Expenses
Acquisition expenses (see page 12a)	$64	$62	$71	$65	$64	$197	$191
Annuity non-core acquisition expenses	107	(98)	41	6	54	50	(14)

Acquisition Expenses - GAAP	$171	$(36)	$112	$71	$118	$247	$177

Net Spread on Fixed Annuities

Core net spread earned on fixed annuities - as reported (see page 14)	1.19%	0.39%	0.69%	1.07%	1.06%	0.76%	1.04%
Non-core net spread earned on fixed annuities	(0.41%)	(0.58%)	(0.38%)	0.24%	(0.28%)	(0.46%)	(0.21%)

Net Spread on Fixed Annuities	0.78%	(0.19%)	0.31%	1.31%	0.78%	0.30%	0.83%

American Financial Group, Inc. Consolidated Balance Sheet ($ in millions)

	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19

Assets:
Total cash and investments	$58,087	$56,741	$53,221	$55,252	$54,207	$52,907
Recoverables from reinsurers	3,819	3,476	3,387	3,415	3,261	3,150
Prepaid reinsurance premiums	862	733	708	678	781	651
Agents’ balances and premiums receivable	1,384	1,366	1,302	1,335	1,403	1,398
Deferred policy acquisition costs	497	818	1,573	1,037	964	1,203
Assets of managed investment entities	4,717	4,393	4,026	4,736	4,702	4,781
Other receivables	1,185	880	981	975	1,187	999
Variable annuity assets (separate accounts)	603	577	497	628	601	616
Other assets	1,749	1,676	1,741	1,867	1,754	1,785
Goodwill	207	207	207	207	207	207

Total assets	$73,110	$70,867	$67,643	$70,130	$69,067	$67,697

Liabilities and Equity:
Unpaid losses and loss adjustment expenses	$10,754	$10,321	$10,106	$10,232	$9,847	$9,577
Unearned premiums	3,015	2,778	2,808	2,830	2,986	2,683
Annuity benefits accumulated	41,932	41,392	40,463	40,406	39,651	39,044
Life, accident and health reserves	609	606	607	612	613	619
Payable to reinsurers	977	746	779	814	867	755
Liabilities of managed investment entities	4,541	4,236	3,865	4,571	4,523	4,590
Long-term debt	2,108	1,912	1,473	1,473	1,423	1,423
Variable annuity liabilities (separate accounts)	603	577	497	628	601	616
Other liabilities	2,231	2,173	1,998	2,295	2,235	2,300

Total liabilities	$66,770	$64,741	$62,596	$63,861	$62,746	$61,607

Shareholders’ equity:
Common stock	$87	$89	$90	$90	$90	$90
Capital surplus	1,283	1,299	1,309	1,307	1,292	1,277
Retained earnings	3,737	3,685	3,616	4,009	4,022	3,914
Unrealized gains — fixed maturities	1,212	1,030	16	862	920	812
Unrealized gains (losses) — fixed maturity-related cash flow hedges	41	47	44	17	25	18
Other comprehensive income, net of tax	(20)	(24)	(28)	(16)	(28)	(21)

Total shareholders’ equity	6,340	6,126	5,047	6,269	6,321	6,090

Noncontrolling interests	—	—	—	—	—	—

Total liabilities and equity	$73,110	$70,867	$67,643	$70,130	$69,067	$67,697

American Financial Group, Inc. Book Value Per Share and Price / Book Summary (in millions, except per share information)

	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19

Shareholders’ equity	$6,340	$6,126	$5,047	$6,269	$6,321	$6,090
Unrealized (gains) related to fixed maturities	(1,253)	(1,077)	(60)	(879)	(945)	(830)

Adjusted shareholders’ equity	5,087	5,049	4,987	5,390	5,376	5,260
Goodwill	(207)	(207)	(207)	(207)	(207)	(207)
Intangibles	(34)	(37)	(40)	(43)	(45)	(48)

Tangible adjusted shareholders’ equity	$4,846	$4,805	$4,740	$5,140	$5,124	$5,005

Common shares outstanding	87.267	88.659	89.827	90.304	90.127	89.918

Book value per share:
Book value per share	$72.65	$69.10	$56.18	$69.43	$70.14	$67.72
Adjusted (a)	58.29	56.95	55.52	59.70	59.65	58.49
Tangible, adjusted (b)	55.53	54.20	52.77	56.93	56.84	55.65

Market capitalization

AFG’s closing common share price	$66.98	$63.46	$70.08	$109.65	$107.85	$102.47

Market capitalization	$5,845	$5,626	$6,295	$9,902	$9,720	$9,214

Price / Adjusted book value ratio	1.15	1.11	1.26	1.84	1.81	1.75

(a)	Excludes unrealized gains related to fixed maturity investments.
(b)	Excludes unrealized gains related to fixed maturity investments, goodwill and intangibles.

American Financial Group, Inc. Capitalization ($ in millions)

	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19

AFG senior obligations	$1,318	$1,318	$1,018	$1,018	$1,018	$1,018
Borrowings drawn under credit facility	—	—	—	—	—	—

Debt excluding subordinated debt	$1,318	$1,318	$1,018	$1,018	$1,018	$1,018

AFG subordinated debentures	825	625	475	475	425	425

Total principal amount of long-term debt	$2,143	$1,943	$1,493	$1,493	$1,443	$1,443

Shareholders’ equity	6,340	6,126	5,047	6,269	6,321	6,090
Noncontrolling interests (including redeemable NCI)	—	—	—	—	—	—
Less:
Unrealized (gains) related to fixed maturity investments	(1,253)	(1,077)	(60)	(879)	(945)	(830)

Total adjusted capital	$7,230	$6,992	$6,480	$6,883	$6,819	$6,703

Ratio of debt to total adjusted capital:
Including subordinated debt	29.6%	27.8%	23.0%	21.7%	21.2%	21.5%
Excluding subordinated debt	18.2%	18.9%	15.7%	14.8%	14.9%	15.2%

American Financial Group, Inc. Additional Supplemental Information ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19

Property and Casualty Insurance

Paid Losses (GAAP)	$646	$601	$751	$727	$769	$1,998	$2,139

	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	6/30/19
GAAP Equity (excluding AOCI)

Property and Casualty Insurance	$4,154	$3,945	$3,800	$4,043	$4,094	$3,959
Annuity	2,659	2,579	2,512	2,715	2,613	2,612
Parent and other subsidiaries	(1,706)	(1,451)	(1,297)	(1,352)	(1,303)	(1,290)

AFG GAAP Equity (excluding AOCI)	$5,107	$5,073	$5,015	$5,406	$5,404	$5,281

Allowable dividends without regulatory approval

Property and Casualty Insurance	$565	$565	$565	$565	$529	$529
Annuity and Run-off	287	287	287	287	768	768

Total	$852	$852	$852	$852	$1,297	$1,297

American Financial Group, Inc. Total Cash and Investments ($ in millions)

	Carrying Value - September 30, 2020
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,692	$1,462	$593	$—	$3,747	7%
Fixed maturities — Available for sale	8,761	39,424	8	—	48,193	83%
Fixed maturities — Trading	47	45	—	—	92	0%
Equity securities — common stocks	410	401	63	—	874	2%
Equity securities — perpetual preferred	377	355	—	—	732	1%
Investments accounted for using the equity method	778	1,063	—	—	1,841	3%
Mortgage loans	325	1,157	—	—	1,482	3%
Policy loans	—	154	—	—	154	0%
Equity index call options	—	697	—	—	697	1%
Real estate and other investments	117	281	52	(175)	275	0%

Total cash and investments	$12,507	$45,039	$716	$(175)	$58,087	100%

	Carrying Value - December 31, 2019
	Property and Casualty Insurance	Annuity and Run-off	Parent and Other Non- Insurance	Consolidate CLOs	Total AFG Consolidated	% of Investment Portfolio
Total cash and investments:
Cash and cash equivalents	$1,387	$746	$181	$—	$2,314	4%
Fixed maturities — Available for sale	8,596	37,899	10	—	46,505	84%
Fixed maturities — Trading	59	54	—	—	113	0%
Equity securities — common stocks	664	553	66	—	1,283	3%
Equity securities — perpetual preferred	397	257	—	—	654	1%
Investments accounted for using the equity method	703	985	—	—	1,688	3%
Mortgage loans	262	1,067	—	—	1,329	2%
Policy loans	—	164	—	—	164	0%
Equity index call options	—	924	—	—	924	2%
Real estate and other investments	122	265	55	(164)	278	1%

Total cash and investments	$12,190	$42,914	$312	$(164)	$55,252	100%

American Financial Group, Inc. Net Investment Income ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19
Property and Casualty Insurance:
Gross Investment Income
Fixed maturities - Available for sale	$72	$75	$81	$79	$75	$228	$231
Fixed maturities - Trading	—	—	1	—	1	1	3
Equity securities - dividends	8	8	10	11	12	26	38
Equity securities - MTM	(3)	2	3	(1)	7	2	10
Equity in investees	27	(15)	11	21	20	23	43
AFG managed CLOs	4	—	(11)	(2)	(2)	(7)	3
Other investments (a)	5	3	6	13	12	14	29

Gross investment income	113	73	101	121	125	287	357
Investment expenses	(2)	(1)	(2)	(1)	(1)	(5)	(5)

Total net investment income	$111	$72	$99	$120	$124	$282	$352

Average cash and investments (b)	$11,764	$11,454	$11,457	$11,744	$11,387	$11,611	$11,192

Average yield (c)	3.77%	2.51%	3.46%	4.09%	4.36%	3.24%	4.19%

Fixed Annuity
Gross Investment Income
Fixed maturities - Available for sale	$394	$402	$403	$406	$393	$1,199	$1,168
Equity securities - dividends	7	8	7	8	9	22	26
Equity securities - MTM	(2)	—	5	4	7	3	13
Equity in investees	39	(39)	14	24	23	14	66
AFG managed CLOs	9	2	(25)	(5)	(3)	(14)	8
Other investments (a)	19	14	19	23	21	52	58

Gross investment income	466	387	423	460	450	1,276	1,339
Investment expenses	(4)	(5)	(3)	(4)	(4)	(12)	(12)

Total net investment income	$462	$382	$420	$456	$446	$1,264	$1,327

Average cash and investments (b)	$40,859	$40,570	$40,073	$39,316	$38,650	$40,501	$37,849

Average yield (c)	4.52%	3.77%	4.19%	4.63%	4.62%	4.16%	4.68%

AFG consolidated net investment income:
Property & Casualty core	$111	$72	$99	$120	$124	$282	$352
Neon exited lines non-core	1	—	(6)	—	—	(5)	—
Annuity:
Fixed Annuity	462	382	420	456	446	1,264	1,327
Variable Annuity	2	2	2	2	2	6	7
Parent & other	9	14	(7)	8	11	16	35
Consolidate CLOs	(13)	(2)	36	7	5	21	(11)

Total net investment income	$572	$468	$544	$593	$588	$1,584	$1,710

(a)	Includes income from mortgage loans, real estate, policy loans, short-term investments, and cash equivalents.
(b)	Average cash and investments is the average of the beginning and ending quarter balances, or the average of the five quarters balances.
(c)	Average yield is calculated by dividing investment income for the quarter by the average cash and investment balance over the quarter.

American Financial Group, Inc. Insurance Companies' Alternative Investments ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19
Property and Casualty Insurance:
Net Investment Income
Equity securities MTM through investment income (a)	$(3)	$2	$3	$(1)	$7	$2	$10
Investments accounted for using the equity method (b)	27	(15)	11	21	20	23	43
AFG managed CLOs (eliminated in consolidation)	4	—	(11)	(2)	(2)	(7)	3

Total Property & Casualty	$28	$(13)	$3	$18	$25	$18	$56

Investments
Equity securities MTM through investment income (a)	$109	$95	$86	$71	$63	$109	$63
Investments accounted for using the equity method (b)	778	755	736	703	625	778	625
AFG managed CLOs (eliminated in consolidation)	46	39	40	48	53	46	53

Total Property & Casualty	$933	$889	$862	$822	$741	$933	$741

Annualized Yield - Property & Casualty	12.3%	(5.9%)	1.4%	9.2%	13.7%	2.7%	10.8%

Fixed Annuity:
Net Investment Income
Equity securities MTM through investment income (a)	$(2)	$—	$5	$4	$7	$3	$13
Investments accounted for using the equity method (b)	39	(39)	14	24	23	14	66
AFG managed CLOs (eliminated in consolidation)	9	2	(25)	(5)	(3)	(14)	8

Total Fixed Annuity	$46	$(37)	$(6)	$23	$27	$3	$87

Investments
Equity securities MTM through investment income (a)	$186	$168	$160	$142	$120	$186	$120
Investments accounted for using the equity method (b)	1,063	1,026	1,027	985	910	1,063	910
AFG managed CLOs (eliminated in consolidation)	129	118	120	116	125	129	125

Total Fixed Annuity	$1,378	$1,312	$1,307	$1,243	$1,155	$1,378	$1,155

Annualized Yield - Fixed Annuity	13.7%	(11.3%)	(1.9%)	7.7%	9.5%	0.3%	10.5%

Combined:
Net Investment Income
Equity securities MTM through investment income (a)	$(5)	$2	$8	$3	$14	$5	$23
Investments accounted for using the equity method (b)	66	(54)	25	45	43	37	109
AFG managed CLOs (eliminated in consolidation)	13	2	(36)	(7)	(5)	(21)	11

Total Combined	$74	$(50)	$(3)	$41	$52	$21	$143

Investments
Equity securities MTM through investment income (a)	$295	$263	$246	$213	$183	$295	$183
Investments accounted for using the equity method (b)	1,841	1,781	1,763	1,688	1,535	1,841	1,535
AFG managed CLOs (eliminated in consolidation)	175	157	160	164	178	175	178

Total Combined	$2,311	$2,201	$2,169	$2,065	$1,896	$2,311	$1,896

Annualized Yield - Combined	13.1%	(9.2%)	(0.6%)	8.3%	11.1%	1.3%	10.6%

(a)

AFG carries the small portion of its equity securities previously classified as "trading" and investments in limited partnerships and similar investments that aren't accounted for using the equity method at fair value through net investment income.

(b)	The majority of AFG's investments accounted for using the equity method mark their underlying assets to market through net income.

American Financial Group, Inc. Fixed Maturities - By Security Type - AFG Consolidated ($ in millions)

September 30, 2020	Book Value (b)	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$213	$226	$13	0%	0%
States, municipalities and political subdivisions	6,167	6,739	572	14%	12%
Foreign government	225	233	8	0%	0%
Residential mortgage-backed securities	2,880	3,138	258	7%	5%
Commercial mortgage-backed securities	814	856	42	2%	2%
Collateralized loan obligations	4,623	4,607	(16)	10%	8%
Other asset-backed securities	7,389	7,419	30	15%	13%
Corporate and other bonds	23,024	25,067	2,043	52%	43%

Total AFG consolidated	$45,335	$48,285	$2,950	100%	83%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.16%
Net of investment expense (a)	4.12%

Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

December 31, 2019	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
US Government and government agencies	$203	$213	$10	1%	0%
States, municipalities and political subdivisions	6,628	6,987	359	15%	12%
Foreign government	209	211	2	0%	0%
Residential mortgage-backed securities	2,901	3,161	260	7%	6%
Commercial mortgage-backed securities	896	927	31	2%	2%
Collateralized loan obligations	4,307	4,280	(27)	9%	8%
Other asset-backed securities	6,992	7,128	136	15%	13%
Corporate and other bonds	22,501	23,711	1,210	51%	43%

Total AFG consolidated	$44,637	$46,618	$1,981	100%	84%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.48%
Net of investment expense (a)	4.44%

Approximate average life and duration:
Approximate average life	5.5 years
Approximate duration	4 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Book Value is amortized cost, net of allowance for expected credit losses.

American Financial Group, Inc. Fixed Maturities - By Security Type Portfolio ($ in millions)

	September 30, 2020				December 31, 2019
Property and Casualty Insurance:	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$174	$181	$7	2%	$165	$167	$2	2%
States, municipalities and political subdivisions	2,312	2,426	114	27%	2,524	2,614	90	30%
Foreign government	194	198	4	2%	178	177	(1)	2%
Residential mortgage-backed securities	889	943	54	11%	990	1,051	61	12%
Commercial mortgage-backed securities	85	88	3	1%	89	92	3	1%
Collateralized loan obligations	960	954	(6)	11%	906	901	(5)	11%
Other asset-backed securities	1,906	1,910	4	22%	1,727	1,741	14	20%
Corporate and other bonds	2,034	2,108	74	24%	1,861	1,912	51	22%

Property and Casualty Insurance	$8,554	$8,808	$254	100%	$8,440	$8,655	$215	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	3.40%				3.94%
Net of investment expense (a)	3.34%				3.90%
Tax equivalent, net of investment expense (b)	3.49%				4.05%

Approximate average life and duration:
Approximate average life	4 years				4.5 years
Approximate duration	3 years				3 years

	September 30, 2020				December 31, 2019
Annuity and Run-off:	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
US Government and government agencies	$39	$45	$6	0%	$38	$46	$8	0%
States, municipalities and political subdivisions	3,855	4,313	458	11%	4,104	4,373	269	12%
Foreign government	31	35	4	0%	31	34	3	0%
Residential mortgage-backed securities	1,990	2,187	197	6%	1,909	2,100	191	6%
Commercial mortgage-backed securities	729	768	39	2%	807	835	28	2%
Collateralized loan obligations	3,663	3,653	(10)	9%	3,401	3,379	(22)	9%
Other asset-backed securities	5,483	5,509	26	14%	5,265	5,387	122	14%
Corporate and other bonds	20,990	22,959	1,969	58%	20,640	21,799	1,159	57%

Total Annuity and Run-off	$36,780	$39,469	$2,689	100%	$36,195	$37,953	$1,758	100%

Annualized yield on available for sale fixed maturities:
Excluding investment expense (a)	4.33%				4.59%
Net of investment expense (a)	4.29%				4.55%

Approximate average life and duration:
Approximate average life	6 years				6 years
Approximate duration	4.5 years				4.5 years

(a)	Annualized yield is calculated by dividing investment income for the quarter by the average cost over the quarter. Average cost is the average of the beginning and ending quarter asset balances.
(b)	Adjusts the yield on tax-exempt bonds to the fully taxable equivalent yield.

American Financial Group, Inc. Fixed Matu rities - Credit Rating ($ in millions)

	September 30, 2020
By Credit Rating (a)	Book V.alue	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$9,539	$9,819	$280	20%
AA	7,836	8,299	463	17%
A	9,431	10,227	796	21%
BBB	14,074	15,292	1,218	32%

Subtotal — Investment grade	40,880	43,637	2,757	90%

BB	832	813	(19)	2%
B	291	291	—	1%
Other (b)	3,332	3,544	212	7%

Subtotal — Non-Investment grade	4,455	4,648	193	10%

Total	$45,335	$48,285	$2,950	100%

97%	of the fixed maturity portfolio is NAIC designated 1 or 2.

	December 31, 2019
By Credit Rating (a)	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value
Investment grade
AAA	$8,854	$9,010	$156	19%
AA	8,615	8,957	342	19%
A	10,456	10,983	527	24%
BBB	12,759	13,465	706	29%

Subtotal — Investment grade	40,684	42,415	1,731	91%

BB	714	724	10	2%
B	186	183	(3)	0%
Other (b)	3,053	3,296	243	7%

Subtotal — Non-Investment grade	3,953	4,203	250	9%

Total	$44,637	$46,618	$1,981	100%

98%	of the fixed maturity portfolio is NAIC designated 1 or 2.

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	See pages 33 and 34 for more information.

American Financial Group, Inc. Mortgage-Backed Securities - AFG Consolidated ($ in millions)

September 30, 2020	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$485	$492	$7	12%	1%
Prime (Non-Agency)	1,301	1,412	111	36%	2%
Alt-A	811	920	109	23%	2%
Subprime	283	314	31	8%	1%
Commercial	814	856	42	21%	1%

Total AFG consolidated	$3,694	$3,994	$300	100%	7%

-	Substantially all of AFG’s MBS securities are either senior tranches of securitizations or collateralized by senior tranches of securitizations.
-	The average amortized cost as a percent of par is - Prime 88%; Alt-A 81%; Subprime 82%; CMBS 99%.
-	The average FICO score of our residential MBS securities is - Prime 746; Alt-A 692; Subprime 631.
-	93% of our Commercial MBS portfolio is investment-grade rated (81% AAA) and the average subordination for this group of assets is 37%.
-	The approximate average life by collateral type is - Residential 4 years; Commercial 3 years.

December 31, 2019	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Investment Portfolio
Residential
Agency	$549	$552	$3	13%	1%
Prime (Non-Agency)	1,157	1,264	107	31%	2%
Alt-A	897	1,015	118	25%	2%
Subprime	298	330	32	8%	1%
Commercial	896	927	31	23%	2%

Total AFG consolidated	$3,797	$4,088	$291	100%	8%

American Financial Group, Inc. Mortgage-Backed Securities Portfolio ($ in millions)

Property and Casualty Insurance:	September 30, 2020
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$247	$251	$4	24%	2%
Prime (Non-Agency)	307	321	14	31%	2%
Alt-A	226	252	26	24%	2%
Subprime	109	119	10	12%	1%
Commercial	85	88	3	9%	1%

Total	$974	$1,031	$57	100%	8%

	December 31, 2019
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$315	$317	$2	28%	3%
Prime (Non-Agency)	279	292	13	26%	2%
Alt-A	265	299	34	26%	2%
Subprime	131	143	12	12%	1%
Commercial	89	92	3	8%	1%

Total	$1,079	$1,143	$64	100%	9%

Annuity and Run-off:	September 30, 2020
By Asset Type	Book Value	Fair Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$238	$241	$3	8%	1%
Prime (Non-Agency)	993	1,083	90	37%	2%
Alt-A	585	668	83	23%	2%
Subprime	174	195	21	6%	0%
Commercial	729	768	39	26%	2%

Total	$2,719	$2,955	$236	100%	7%

	December 31, 2019
By Asset Type	Book Value	Fair` Value	Unrealized Gain (Loss)	% of Fair Value	% of Inv Portfolio
Residential
Agency	$234	$235	$1	8%	1%
Prime (Non-Agency)	876	962	86	33%	2%
Alt-A	632	716	84	25%	2%
Subprime	167	187	20	6%	0%
Commercial	807	835	28	28%	2%

Total	$2,716	$2,935	$219	100%	7%

Appendix A American Financial Group, Inc. Components of Core Operating Earnings As Reported ) ($ in millions)

	Three Months Ended					Nine Months Ended
	9/30/20	6/30/20	3/31/20	12/31/19	9/30/19	9/30/20	9/30/19
Core operating earnings before alternative investments marked to market
Property and Casualty Insurance core operating earnings before alternative investments marked to market	$177	$129	$178	$181	$169	$484	$498
Annuity Pretax core operating earnings before alternative investments marked to market	81	84	79	84	75	244	214
Interest expense of parent holding companies	(24)	(23)	(17)	(18)	(17)	(64)	(50)
Other expense	(28)	(20)	(20)	(32)	(22)	(68)	(74)

Pre-tax core operating earnings before alternative investments marked to market	206	170	220	215	205	596	588
Income tax expense	43	31	42	42	39	116	114

Core net operating earnings before alternative investments marked to market	$163	$139	$178	$173	$166	$480	$474

Alternative investments marked to market through core operating earnings, net of DAC
Property and Casualty Insurance alternative investments marked to market	$28	$(13)	$3	$18	$25	$18	$56
Annuity alternative investments marked to market, net of DAC	40	(42)	(12)	20	25	(14)	80

Core pre-tax alternative investments marked to market, net of DAC	68	(55)	(9)	38	50	4	136
Income tax expense	14	(11)	(2)	8	11	1	29

Alternative investments marked to market through core operating earnings, net of DAC	$54	$(44)	$(7)	$30	$39	$3	$107

Core operating earnings as reported
Property and Casualty Insurance operating earnings	$205	$116	$181	$199	$194	$502	$554
Annuity operating earnings	121	42	67	104	100	230	294
Interest expense of parent holding companies	(24)	(23)	(17)	(18)	(17)	(64)	(50)
Other expense	(28)	(20)	(20)	(32)	(22)	(68)	(74)

Pre-tax core operating earnings as reported	274	115	211	253	255	600	724
Income tax expense	57	20	40	50	50	117	143

Core net operating earnings as reported	$217	$95	$171	$203	$205	$483	$581

Average number of diluted shares	88.546	89.997	91.138	91.274	91.137	89.889	90.940

Diluted core net operating earnings per share:
Core net operating earnings before alternative investments marked to market per share	$1.84	$1.53	$1.96	$1.90	$1.82	$5.34	$5.21
Core alternative investments marked to market through core operating earnings, net of DAC per share	0.61	(0.48)	(0.08)	0.32	0.43	0.03	1.18

Core net operating earnings as reported per share	$2.45	$1.05	$1.88	$2.22	$2.25	$5.37	$6.39

Appendix B American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 9/30/2020 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$216	$1,967	$180	$1,231	$697	$3,385	$1,982	$161	$9,819	20%
AA	10	4,224	36	131	19	960	1,930	989	8,299	17%
A	—	391	1	316	6	202	1,611	7,700	10,227	21%
BBB	—	93	3	69	74	48	954	14,051	15,292	32%

Subtotal - Investment grade	226	6,675	220	1,747	796	4,595	6,477	22,901	43,637	90%
BB	—	9	—	61	32	—	11	700	813	2%
B	—	—	—	106	—	—	28	157	291	1%
CCC, CC, C	—	—	—	501	5	—	3	37	546	1%
D	—	—	—	176	—	—	—	1	177	0%

Subtotal - Non-Investment grade	—	9	—	844	37	—	42	895	1,827	4%
Not Rated (b)	—	55	13	547	23	12	900	1,271	2,821	6%

Total	$226	$6,739	$233	$3,138	$856	$4,607	$7,419	$25,067	$48,285	100%

	Fair Value by type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$209	$6,636	$195	$3,033	$808	$4,546	$6,460	$9,815	$31,702	68%
2	—	93	—	36	14	48	901	14,205	15,297	29%

Subtotal	209	6,729	195	3,069	822	4,594	7,361	24,020	46,999	97%
3	—	9	—	23	31	—	18	735	816	2%
4	—	—	—	11	—	—	28	217	256	1%
5	—	—	—	20	3	12	3	77	115	0%
6	16	—	—	5	—	—	5	10	36	0%

Subtotal	16	9	—	59	34	12	54	1,039	1,223	3%
No designation (c)	1	1	38	10	—	1	4	8	63	0%

Total	$226	$6,739	$233	$3,138	$856	$4,607	$7,419	$25,067	$48,285	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For ABS, 99% are NAIC 1.

For Corp/Oth, 83% are NAIC 1, 7% NAIC 2, 5% NAIC 3, 3% NAIC 4, 2% NAIC 5.

For Total, 90% are NAIC 1, 3% NAIC 2, 3% NAIC 3, 1% NAIC 4, 2% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix C American Financial Group, Inc. Fixed Maturities by Credit Rating & NAIC Designation by Type 12/31/2019 ($ in millions)

	Fair Value by Type
By Credit Rating (a)	US Gov	Munis	Frgn Gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
Investment grade
AAA	$204	$2,086	$134	$1,184	$773	$2,921	$1,529	$179	$9,010	19%
AA	9	4,325	52	131	20	1,074	1,779	1,567	8,957	19%
A	—	418	8	250	16	241	1,983	8,067	10,983	24%
BBB	—	95	3	115	78	27	742	12,405	13,465	29%

Subtotal - Investment grade	213	6,924	197	1,680	887	4,263	6,033	22,218	42,415	91%
BB	—	9	—	74	32	—	13	596	724	2%
B	—	—	1	97	5	—	4	76	183	0%
CCC, CC, C	—	—	—	544	3	—	4	42	593	1%
D	—	—	—	185	—	—	—	1	186	0%

Subtotal - Non-Investment grade	—	9	1	900	40	—	21	715	1,686	3%
Not Rated (b)	—	54	13	581	—	17	1,074	778	2,517	6%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

	Fair Value by Type
NAIC designation	US Gov	Munis	Frgn gov	RMBS	CMBS	CLOs	ABS	Corp/Oth	Total	% Total
1	$191	$6,875	$172	$3,030	$883	$4,232	$6,308	$10,310	$32,001	69%
2	—	95	—	29	9	26	770	12,518	13,447	29%

Subtotal	191	6,970	172	3,059	892	4,258	7,078	22,828	45,448	98%
3	—	9	—	29	32	—	13	601	684	2%
4	—	—	—	16	—	—	4	146	166	0%
5	—	—	—	21	3	18	4	92	138	0%
6	15	—	—	5	—	—	15	5	40	0%

Subtotal	15	9	—	71	35	18	36	844	1,028	2%
No designation (c)	7	8	39	31	—	4	14	39	142	0%

Total	$213	$6,987	$211	$3,161	$927	$4,280	$7,128	$23,711	$46,618	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	87% are NAIC 1, 4% NAIC 2, 2% NAIC 3, 3% NAIC 4, 3% NAIC 5 and 1% NAIC 6.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix D American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 9/30/2020 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communications	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$26	$—	$—	$21	$32	$—	$—	$—	$—	$—	$—	$80	$—	$—	$—	$2	$161	1%
AA	87	130	99	113	78	179	91	110	—	—	1	—	—	—	—	23	18	—	60	989	4%
A	2,030	1,059	358	529	757	210	357	259	315	538	378	43	213	140	162	82	14	78	178	7,700	30%
BBB	3,387	1,172	795	1,027	775	1,005	893	570	657	384	448	659	423	500	334	274	224	178	346	14,051	56%

Subtotal	5,504	2,361	1,252	1,695	1,610	1,394	1,362	971	972	922	827	702	636	640	576	379	256	256	586	22,901	91%

BB	41	23	30	67	10	142	56	69	36	9	31	30	3	45	3	52	36	16	1	700	3%
B	—	1	—	5	—	13	14	16	84	—	—	9	—	1	—	1	8	5	—	157	1%
CCC, CC, C	—	—	—	9	—	3	2	4	—	—	—	4	—	—	—	5	10	—	—	37	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	1	—	—	1	0%

Subtotal	41	24	30	81	10	158	72	89	120	9	31	43	3	46	3	58	55	21	1	895	4%

Not Rated (b)	15	13	960	27	—	6	29	75	32	—	5	10	52	—	—	24	10	—	13	1,271	5%

Total	$5,560	$2,398	$2,242	$1,803	$1,620	$1,558	$1,463	$1,135	$1,124	$931	$863	$755	$691	$686	$579	$461	$321	$277	$600	$25,067	100%

	Fair Value By Industry
NAIC designation	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communications	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
1	$2,144	$1,196	$1,369	$684	$804	$366	$489	$434	$315	$538	$379	$44	$212	$140	$242	$128	$32	$78	$221	$9,815	39%
2	3,370	1,177	815	1,031	806	1,028	889	583	657	384	453	667	466	500	334	274	223	178	370	14,205	57%

Subtotal	5,514	2,373	2,184	1,715	1,610	1,394	1,378	1,017	972	922	832	711	678	640	576	402	255	256	591	24,020	96%

3	46	14	29	62	10	142	54	74	68	9	30	29	4	46	3	52	46	16	1	735	3%
4	—	10	28	7	—	13	30	21	84	—	—	10	—	—	—	1	8	5	—	217	1%
5	—	1	—	18	—	3	1	23	—	—	1	5	9	—	—	6	10	—	—	77	0%
6	—	—	1	1	—	6	—	—	—	—	—	—	—	—	—	—	2	—	—	10	0%

Subtotal	46	25	58	88	10	164	85	118	152	9	31	44	13	46	3	59	66	21	1	1,039	4%

No designation (c)	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	8	8	0%

Total	$5,560	$2,398	$2,242	$1,803	$1,620	$1,558	$1,463	$1,135	$1,124	$931	$863	$755	$691	$686	$579	$461	$321	$277	$600	$25,067	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	For Other Financials, 96% are NAIC 1 and 97% are NAIC 1 or 2.

For the Total, 83% are NAIC 1, 7% NAIC 2, 5% NAIC 3, 3% NAIC 4, 2% NAIC 5.

(c)	Primarily relates to securities held by non-insurance companies.

Appendix E American Financial Group, Inc. Corporate Securities by Credit Rating & NAIC Designation by Industry 12/31/2019 ($ in millions)

	Fair Value By Industry
Credit Rating (a)	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communications	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$48	$—	$—	$20	$29	$—	$—	$—	$—	$—	$—	$78	$—	$—	$—	$4	$179	1%
AA	219	308	72	146	205	204	98	114	—	—	1	—	—	35	—	22	20	46	77	1,567	7%
A	2,482	921	326	471	775	260	425	258	352	450	333	44	112	278	176	89	18	166	131	8,067	34%
BBB	2,691	1,034	656	862	576	1,199	753	673	845	291	424	556	454	334	264	209	206	133	245	12,405	52%

Subtotal	5,392	2,263	1,054	1,527	1,556	1,663	1,296	1,074	1,197	741	758	600	566	647	518	320	244	345	457	22,218	94%

BB	3	15	29	75	17	102	50	89	75	19	11	46	3	4	4	—	44	10	—	596	3%
B	—	1	—	4	—	—	18	22	—	—	—	16	5	—	—	—	10	—	—	76	0%
CCC, CC, C	—	—	1	9	—	1	—	2	—	—	—	—	—	—	—	12	17	—	—	42	0%
D	—	—	—	—	—	1	—	—	—	—	—	—	—	—	—	—	—	—	—	1	0%

Subtotal	3	16	30	88	17	104	68	113	75	19	11	62	8	4	4	12	71	10	—	715	3%

Not Rated (b)	33	14	486	1	7	2	34	97	20	—	5	8	50	—	2	13	4	—	2	778	3%

Total	$5,428	$2,293	$1,570	$1,616	$1,580	$1,769	$1,398	$1,284	$1,292	$760	$774	$670	$624	$651	$524	$345	$319	$355	$459	$23,711	100%

	Fair Value By Industry
NAIC designation	Banking	Insurance	Other Financials	Technology	Asset Managers	Energy	Healthcare	Consumer	REITs	Utilities	Capital Goods	Basic Industry	Media	Autos	Communications	Retailers	Restaurants, Hospitality & Leisure	Aviation	Other	Total	% Total
1	$2,712	$1,235	$842	$663	$950	$440	$562	$448	$349	$449	$330	$64	$112	$348	$253	$124	$22	$213	$194	$10,310	43%
2	2,712	1,031	675	862	606	1,222	767	688	859	291	428	552	454	298	263	209	224	129	248	12,518	53%

Subtotal	5,424	2,266	1,517	1,525	1,556	1,662	1,329	1,136	1,208	740	758	616	566	646	516	333	246	342	442	22,828	96%

3	3	15	28	66	17	103	50	98	84	19	10	38	3	4	4	—	46	13	—	601	3%
4	—	11	13	6	—	—	16	27	—	—	—	16	47	—	—	—	10	—	—	146	1%
5	—	—	11	16	7	1	2	17	—	—	1	—	7	—	2	11	17	—	—	92	0%
6	—	—	—	1	—	3	—	—	—	—	—	—	—	—	—	1	—	—	—	5	0%

Subtotal	3	26	52	89	24	107	68	142	84	19	11	54	57	4	6	12	73	13	—	844	4%

No designation (c)	1	1	1	2	—	—	1	6	—	1	5	—	1	1	2	—	—	—	17	39	0%

Total	$5,428	$2,293	$1,570	$1,616	$1,580	$1,769	$1,398	$1,284	$1,292	$760	$774	$670	$624	$651	$524	$345	$319	$355	$459	$23,711	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	74% are NAIC 1, 9% NAIC 2, 3% NAIC 3, 8% NAIC 4, 6% NAIC 5.
(c)	Primarily relates to securities held by non-insurance companies.

Appendix F American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 9/30/2020 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$870	$467	$—	$74	$61	$159	$351	$1,982	27%
AA	301	1,036	148	—	33	119	—	—	92	—	201	1,930	26%
A	78	348	22	597	—	11	192	—	30	1	332	1,611	22%
BBB	10	43	577	12	—	—	132	114	—	2	64	954	13%

Subtotal	389	1,427	747	609	903	597	324	188	183	162	948	6,477	88%

BB	—	1	—	—	—	—	5	—	—	5	—	11	0%
B	—	—	—	—	—	—	24	—	—	—	4	28	0%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	—	3	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	29	—	—	8	4	42	0%

Not Rated (b)	891	—	—	—	—	—	9	—	—	—	—	900	12%

Total	$1,280	$1,428	$747	$609	$903	$597	$362	$188	$183	$170	$952	$7,419	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$1,270	$1,384	$170	$597	$903	$597	$191	$121	$183	$160	$884	$6,460	87%
2	10	43	577	12	—	—	125	67	—	2	65	901	12%

Subtotal	1,280	1,427	747	609	903	597	316	188	183	162	949	7,361	99%

3	—	1	—	—	—	—	12	—	—	5	—	18	0%
4	—	—	—	—	—	—	25	—	—	—	3	28	1%
5	—	—	—	—	—	—	—	—	—	3	—	3	0%
6	—	—	—	—	—	—	5	—	—	—	—	5	0%

Subtotal	—	1	—	—	—	—	42	—	—	8	3	54	1%

No designation (d)	—	—	—	—	—	—	4	—	—	—	—	4	0%

Total	$1,280	$1,428	$747	$609	$903	$597	$362	$188	$183	$170	$952	$7,419	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	99% of not rated securities are NAIC 1.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix G American Financial Group, Inc. Asset-Backed Securities by Credit Rating & NAIC Designation by Collateral Type 12/31/2019 ($ in millions)

	Fair Value By Collateral Type
Credit Rating (a)	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
Investment Grade
AAA	$—	$—	$—	$—	$460	$367	$—	$167	$64	$157	$314	$1,529	22%
AA	311	990	92	—	52	106	—	34	110	—	84	1,779	25%
A	78	326	22	602	—	11	442	—	17	3	482	1,983	28%
BBB	10	53	599	—	—	—	—	38	—	1	41	742	10%

Subtotal	399	1,369	713	602	512	484	442	239	191	161	921	6,033	85%

BB	—	1	—	—	—	—	7	—	—	5	—	13	0%
B	—	—	—	—	—	—	—	—	—	—	4	4	0%
CCC, CC, C	—	—	—	—	—	—	—	—	—	3	1	4	0%
D	—	—	—	—	—	—	—	—	—	—	—	—	0%

Subtotal	—	1	—	—	—	—	7	—	—	8	5	21	0%

Not Rated (b)	1,060	—	—	—	—	—	14	—	—	—	—	1,074	15%

Total	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$7,128	100%

	Fair Value By Collateral Type
NAIC designation	Secured Financing (c)	TruPS	Whole Business	Railcar	Commercial Real Estate	Single Family Rental	Aircraft	Mortgage Servicer Receivables	Consumer Loans	Life Ins/ Structured Settlements	Other	Total	% Total
1	$1,421	$1,314	$114	$601	$511	$482	$442	$201	$189	$159	$874	$6,308	89%
2	38	53	599	—	—	—	—	38	—	2	40	770	11%

Subtotal	1,459	1,367	713	601	511	482	442	239	189	161	914	7,078	100%

3	—	1	—	—	—	—	7	—	—	5	—	13	0%
4	—	—	—	—	—	—	—	—	—	—	4	4	0%
5	—	—	—	—	—	—	—	—	—	3	1	4	0%
6	—	—	—	—	—	—	14	—	—	—	1	15	0%

Subtotal	—	1	—	—	—	—	21	—	—	8	6	36	0%

No designation (d)	—	2	—	1	1	2	—	—	2	—	6	14	0%

Total	$1,459	$1,370	$713	$602	$512	$484	$463	$239	$191	$169	$926	$7,128	100%

(a)	If two agencies rate a security, the rating displayed above is the lower of the two; if three or more agencies rate a security, the rating displayed is the second lowest.
(b)	99% of not rated securities are NAIC 1 or 2.
(c)	Secured Financings are privately placed funding agreements secured by assets including Single Family Rental properties, Bank Loans, Bank Trust Preferreds, Commercial and Residential Mortgages.
(d)	Primarily relates to securities held by non-insurance companies.

Appendix H American Financial Group, Inc. Real Estate-Related Investments 9/30/2020 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)

Multi-family	$760	80%	96%	98%
Fund Investments	96	10%	—	—
Student Housing	28	3%	77%	94%
Land - Development	20	2%	—	—
QOZ Fund - Development	16	2%	—	—
Office	15	2%	88%	100%
Hospitality	12	1%	—	—

Total	$947	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt

Marinas	$62	38%	$—
Resort & Marina	56	34%	—
Hotel	23	14%	—
Office Building	18	11%	—
Land	5	3%	—

Total	$164	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value (d)

Hospitality	616	42%	55%
Multifamily	547	37%	64%
Office	250	17%	64%
Retail	46	3%	50%
Other	22	1%	58%

Total	$1,481	100%	60%

Currently, mortgage loans totaling $124 million are under forbearance agreements.

(a)	Total investments accounted for using the equity method is $1.84 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 9/30/20
(c)	Collections for July - September
(d)	Based on most recent property appraisals, the vast majority of which are prior to March 2020.

Appendix I American Financial Group, Inc. Real Estate-Related Investments 12/31/2019 ($ in millions)

Investments accounted for using equity method (Real Estate Funds/Investments) (a)

Investment Type	Book Value	% of Book Value	Occupancy (b)	Collection Rate (c)

Multi-family	$589	77%	96%	99%
Fund Investments	100	13%
Student Housing	30	4%	94%	98%
Land - Development	20	2%
QOZ Fund - Development	16	2%
Office	14	2%	90%	100%

Total	$769	100%

Real Estate

Property Type	Book Value	% of Book Value	Debt

Marinas	$63	37%	$—
Resort & Marina	59	35%	—
Hotel	22	13%	—
Office Building	20	12%	—
Land	5	3%	—

Total	$169	100%	$—

Mortgage Loans

Property Type	Book Value	% of Book Value	Loan To Value

Hospitality	575	43%	56%
Multifamily	392	30%	62%
Office	253	19%	65%
Retail	61	4%	59%
Other	48	4%	50%

Total	$1,329	100%	59%

(a)	Total investments accounted for using the equity method is $1.69 billion, the amounts presented in this table only relate to real estate funds/investments.
(b)	Occupancy as of 12/31/19
(c)	Collections for October - December